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                                                                  Exhibit 10.150

                      FIRST AMENDMENT TO SECURITY AGREEMENT


         This First Amendment to Security Agreement ("Amendment") is dated October 13, 2004, among ABFS CONSOLIDATED HOLDINGS, INC., a Delaware corporation, AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation, HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation, and AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation (each a "Grantor" and collectively, the "Grantors") and acknowledged and accepted by U.S. BANK, NATIONAL ASSOCIATION, a national banking association, as trustee for the Securityholders ("Secured Party").

                                   BACKGROUND

         A. On December 31, 2003, American Business Financial Services, Inc. ("Company") entered into a certain Indenture (as it may hereafter be amended, supplemented or replaced from time to time, "Indenture") pursuant to which the Company issued Senior Collateralized Notes to the Securityholders. Secured Party is acting as trustee for the benefit of the Securityholders in accordance with the terms of the Indenture. Capitalized terms used but not defined herein shall have the meanings given to such terms as set forth in the Indenture or the UCC (as defined below), as applicable.

         B. To secure repayment of the Note Obligations and all other undertakings of the Company to the Secured Party and the Securityholders under the Indenture, each Grantor granted to Secured Party, for the benefit of the Securityholders, security interests in certain property of such Grantor described in that certain Security Agreement dated December 31, 2003 (the "Original Security Agreement").

         C. The Original Security Agreement contains ambiguities as certain capitalized terms used therein were not specifically defined therein.

         D. The Secured Party and the Grantors desire to eliminate any ambiguities contained in the Original Security Agreement pursuant to this Amendment.


         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


         1. Amendment to Security Agreement. Section 1.1 of the Original Security Agreement is hereby deleted in its entirety and replaced with the following:

                  1.1 Description. As security for the payment of the Note Obligations and undertakings of every kind or nature whatsoever of the Company to the Securityholders and Secured Party, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, arising under the Indenture, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefore; the payment of all amounts advanced by Secured Party to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, each Grantor hereby assigns and grants to Secured Party (for the benefit of the Securityholders), a continuing lien on and security interest in, upon and to all of such Grantor's now owned and hereafter acquired, created or arising General Intangibles (including Payment Intangibles) arising out of, related to or owing to each Grantor as a result of such Grantor's ownership interest in ABFS Warehouse Trust 2003-1, established pursuant to the terms of that certain Amended and Restated Trust Agreement among Grantors and Wilmington Trust Company dated October 14, 2003 and the proceeds, whether cash or non-cash, of the foregoing (collectively, the "Collateral").


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         For purposes hereof, the term "General Intangibles" means any and all cash (including Payment Intangibles) due, if, and when, received, under a specified contract or ownership interest in a trust or other business entity, and the term "Payment Intangibles" means payment intangibles as defined in the Uniform Commercial Code as in effect from time to time in the State of Delaware.


         2. Lien Documents: Secured Party is hereby authorized to, and hereby authorizes Company to, file financing statements and amendments to financing statements without any Grantor's signature in accordance with the Uniform Commercial Code as in effect in the State of Delaware from time to time (the "UCC") limiting the Collateral described therein to "cash due to each Grantor from the distributions of ABFS Warehouse Trust 2003-1, a Delaware statutory trust, under the Amended and Restated Trust Agreement, dated October 14, 2003, governing ABFS Warehouse Trust 2003-1 (the "Trust Agreement") attributable to the IOS (as defined in the Trust Agreement), which each Grantor receives from time to time". Each Grantor agrees to comply with the requirements of all state and federal laws and requests of Secured Party in order for Secured Party to have and maintain a valid and perfected first security interest in the Collateral.

         3. Governing Law: This Amendment, and all related agreements and documents shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its otherwise applicable principles of conflicts of laws.

         4. Waiver: No omission or delay by Secured Party in exercising any right or power under this Amendment or any other document will impair such right or power or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver of Secured Party's rights hereunder will be valid unless in writing and signed by Secured Party, and then only to the extent specified. Each Grantor releases Secured Party, its agents, administrators and executors, its officers, employees and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them arising through the date hereof, unless caused solely by willful misconduct or gross negligence.

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         5. Modification: No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         6. References to Security Agreement. The Original Security Agreement and this Amendment are to be read as one and the same document, and except as amended hereby, all of the terms and conditions of the Original Security Agreement remain in full force and effect. All references in the Original Security Agreement and this Amendment to "Security Agreement" shall refer to the Original Security Agreement, as amended hereby.

         7. Counterpart Originals: The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. Successors and Assigns: All provisions herein shall inure to, become binding upon the successors, representatives, trustees, administrators, executors, heirs and assigns of the parties hereto.





                     [SIGNATURES TO FOLLOW ON SEPARATE PAGE]

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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment the day and year first above written.

                            GRANTORS:
                            ABFS CONSOLIDATED HOLDINGS, INC.


                            By:  /s/ Stephen M. Giroux
                                 -------------------------------------
                            Name:    Stephen M. Giroux
                                 -------------------------------------
                            Title:   Executive Vice President
                                  ------------------------------------


                            AMERICAN BUSINESS MORTGAGE SERVICES, INC.


                            By:  /s/ Stephen M. Giroux
                                 -------------------------------------
                            Name:    Stephen M. Giroux
                                 -------------------------------------
                            Title:   Executive Vice President
                                  ------------------------------------


                            HOMEAMERICAN CREDIT, INC.


                            By:  /s/ Stephen M. Giroux
                                 -------------------------------------
                            Name:    Stephen M. Giroux
                                 -------------------------------------
                            Title:   Executive Vice President
                                  ------------------------------------

                            AMERICAN BUSINESS CREDIT, INC.


                            By:  /s/ Stephen M. Giroux
                                 -------------------------------------
                            Name:    Stephen M. Giroux
                                 -------------------------------------
                            Title:   Executive Vice President
                                  ------------------------------------


ACKNOWLEDGED AND ACCEPTED:

U.S. BANK, NATIONAL ASSOCIATION
AS TRUSTEE FOR THE SECURITYHOLDERS


By: /s/ Richard Prokosch
   -----------------------------
Name: Richard Prokosch
Title: Vice President



               (Signature Page to Amendment to Security Agreement)


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